Exhibit 10.3

ASSIGNMENT OF LEASES

For and in consideration of Ten Dollars ($10.00) in hand paid, and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, LAKESIDE CROSSING LYNCHBURG, LLC, a Georgia limited liability company (“Assignor”), hereby assigns to IREIT LYNCHBURG LAKESIDE, L.L.C., a Delaware limited liability company (“Assignee”), and its successors or assigns, all of Assignor's right, title and interest in, to and under those certain leases described on Exhibit “B” attached hereto and made a part hereof (the “Leases”), which Leases relate to that certain real property legally described on Exhibit “A” attached hereto and made a part hereof (the “Property”). Assignor shall remain responsible and liable for all liabilities and expenses and landlord obligations relating to the Leases which occurred and accrued prior to the date of this Assignment. From and after the date hereof, (a) Assignor agrees to indemnify, protect, defend and hold Assignee, its respective directors, officers, employees, partners, lenders and agents harmless from and against all claims, actions, losses, damages, costs and expenses, including, but not limited to, reasonable attorney’s fees and court costs and liabilities (except those caused solely by the willful misconduct or negligent acts or omissions of Assignee or its respective directors, officers, employees, partners, lenders and agents), arising out of the ownership and operation of the Property prior to the date of Closing, whether arising in contract, tort, or related to the actual or alleged injury to, or death of, any person or loss of or damage to property in or upon the Property; and (b) Assignee agrees to indemnify, protect, defend and hold Assignor, its directors, officers, partners, employees, lenders and agents harmless from and against all claims, actions, losses, damages, costs and expenses, including, but not limited to, reasonable attorney’s fees and court costs and liabilities (except those caused solely by the willful misconduct or negligent acts or omissions of Assignor or its directors, officers, partners, employees, lenders and agents), arising out of the ownership and operation of the Property by Assignee from and after the date of Closing, whether arising in contract, tort, or related to the actual or alleged injury to, or death of, any person or loss of or damage to property in or upon the Property.

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IN WITNESS WHEREOF, Assignor has executed and delivered this Assignment of Leases as of the 23rd day of May, 2014.

ASSIGNOR:

LAKESIDE CROSSING LYNCHBURG, LLC, a Georgia limited liability company

By:	Lakeside Crossing Manager, a Georgia limited liability company, its manager

	By:	/s/ Stephen J. Collins (SEAL)
	Name:	Stephen J. Collins
	Title:	Manager

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ACCEPTANCE AND ASSUMPTION

The undersigned, IREIT LYNCHBURG LAKESIDE, L.L.C., a Delaware limited liability company, and its successors or assigns, and the Assignee under the foregoing Assignment of Leases, hereby accepts such assignment and assumes all obligations of the landlord under the Leases arising on or after the date of this Acceptance and Assumption.

The undersigned represents and warrants to the Assignor under the foregoing Assignment of Leases that it is authorized to execute this Acceptance and Assumption and that this Acceptance and Assumption shall be binding upon, and shall constitute the enforceable obligation of IREIT Lynchburg Lakeside, L.L.C., and its successors or assigns.

IN WITNESS WHEREOF, the undersigned Assignee has executed and delivered this Acceptance and Assumption as of the 23rd day of May, 2014.

ASSIGNEE:

IREIT LYNCHBURG LAKESIDE, L.L.C., a Delaware limited liability company

By:	Inland Real Estate Income Trust, Inc., a Maryland corporation, its sole member

	By:	/s/ Mary J. Pechous
	Name:	Mary J. Pechous
	Title:	Assistant Secretary
(CORPORATE SEAL)

EXHIBIT “A”

All that certain lot or parcel of land together with all improvements thereon located and being in the City of Lynchburg, Virginia and being more particularly described as follows:

Beginning at a Virginia Department of Highways and Transportation concrete monument found, said monument being located at the intersection of the easterly right of way line of Old Forest Road and the southerly right of way line of Whitehall road, thence along the southerly right of way line of Whitehall Road the following courses, North 61 degrees 45 minutes 36 seconds East 22.16 feet to a Virginia Department of Transportation concrete monument found, North 82 degrees 34 minutes 23 seconds East 21.33 feet to a 5/8 inch rebar found, South 71 degrees 46 minutes 14 seconds East 147.22 feet to a 5/8 inch rebar found; thence leaving southerly right of way line of Whitehall Road South 22 degrees 39 minutes 36 seconds West 100.47 feet to a 1/2 inch rebar found, said rebar being at a 3/4 inch pipe found; thence South 71 degrees 52 minutes 35 seconds East 79.74 feet to a 1/2 inch rebar found, said rebar being at a 5/8 inch pipe found; thence North 17 degrees 12 minutes 40 seconds East 35.37 feet to a Virginia Department of Highways concrete monument found; thence North 25 degrees 24 minutes 55 seconds East 64.89 feet to a 1/2 inch rebar set; thence South 71 degrees 08 minutes 22 seconds East 483.21 feet to a ½ inch rebar set; thence South 07 degrees 44 minutes 41 seconds East 166.65 feet to a 1/2 inch rebar set; thence South 30 degrees 40 minutes 32 seconds West 46.62 feet to a 1/2 inch rebar set; thence South 75 degrees 40 minutes 32 seconds West 660.72 feet to a mag nail set in concrete ditch; thence North 59 degrees 52 minutes 13 seconds West 51.22 feet to a mag nail set in pavement; thence North 67 degrees 45 minutes 03 seconds East 93.40 feet to a mag nail set in pavement; North 11 degrees 56 minutes 57 seconds East 117.47 feet to a Virginia Department of Highways concrete monument found, said monument having a broken top; thence North 17 degrees 12 minutes 40 seconds East 8.91 feet to a ½ inch rebar set; thence North 72 degrees 04 minutes 21 seconds West 177.67 feet to a 5/8 inch rebar found in the easterly right of way of Old Forest Road; thence along said line along a curve to the right having a central angle of 19 degrees 01 minutes 59 seconds, a length of 272.01 feet, a radius of 818.83, a chord of 270.76 and a chord bearing of North 02 degrees 04 minutes 00 seconds East to a 1/2 inch rebar set; thence along a curve to the right having a central angle of 5 degrees 16 minutes 31 seconds, a length of 75.39 feet, a radius of 818.83, a chord of 75.36 feet and a chord bearing of North 14 degrees 13 minutes 15 seconds East to the point of beginning and containing approximately 6.371 acres, more or less.

The above property is now more particularly described by metes and bounds as follows:

BEGINNING AT A 1/2 INCH REBAR SET, SAID REBAR BEING LOCATED AT THE INTERSECTION OF THE EASTERLY RIGHT OF WAY LINE OF OLD FOREST ROAD AND THE SOUTHERLY RIGHT OF WAY LINE OF WHITEHALL ROAD, THENCE ALONG THE SOUTHERLY RIGHT OF WAY LINE OF WHITEHALL ROAD THE FOLLOWING COURSES, NORTH 61 DEGREES 45 MINUTES 36 SECONDS EAST 22.16 FEET 1/2 INCH REBAR SET, NORTH 82 DEGREES 34 MINUTES 23 SECONDS EAST 21.33 FEET TO A 1/2 INCH REBAR SET, SOUTH 71 DEGREES 46 MINUTES 14 SECONDS EAST 147.22 FEET TO A 1/2 INCH REBAR FOUND; THENCE LEAVING THE SOUTHERLY RIGHT OF WAY LINE OF WHITEHALL ROAD SOUTH 22 DEGREES 39 MINUTES 36 SECONDS WEST 100.47 FEET TO A 1/2 INCH REBAR FOUND; THENCE SOUTH 71 DEGREES 52 MINUTES 35 SECONDS EAST 79.74 FEET TO A 1/2 INCH REBAR FOUND; THENCE NORTH 17 DEGREES 12 MINUTES 40 SECONDS EAST 35.37 FEET TO A VIRGINIA DEPARTMENT OF HIGHWAYS CONCRETE MONUMENT FOUND; THENCE NORTH 25 DEGREES 24 MINUTES 55 SECONDS EAST 64.89 FEET TO A 1/2 INCH REBAR FOUND; THENCE SOUTH 71 DEGREES 08 MINUTES 22 SECONDS EAST 483.21 FEET TO A 1/2 INCH REBAR FOUND; THENCE SOUTH 07 DEGREES 44 MINUTES 41 SECONDS EAST 166.65 FEET TO A 1/2 INCH REBAR FOUND; THENCE SOUTH 30 DEGREES 40 MINUTES 32 SECONDS WEST 46.62 FEET TO A 1/2 INCH REBAR FOUND ON THE NORTHERLY RIGHT OF WAY LINE OF LAKESIDE DRIVE; THENCE ALONG SAID LINE SOUTH 75 DEGREES 40 MINUTES 32 SECONDS WEST 660.72 FEET TO A MAG NAIL FOUND IN CONCRETE DITCH; SAID POINT BEING ON THE EASTERLY RIGHT OF WAY LINE OF OLD FOREST ROAD; THENCE ALONG SAID LINE NORTH 59 DEGREES 52 MINUTES 13 SECONDS WEST 51.22 FEET TO A MAG NAIL FOUND IN PAVEMENT; THENCE LEAVING SAID LINE AND ALONG A COMMON LINE WITH W. EARLE BETTS, III THE FOLLOWING COURSES, NORTH 67 DEGREES 45 MINUTES 03 SECONDS EAST 93.40 FEET TO A MAG NAIL FOUND IN PAVEMENT, NORTH 11 DEGREES 56 MINUTES 57 SECONDS EAST 117.47 FEET TO A MAG NAIL FOUND IN CONCRETE CURB, PASSING A MAG NAIL FOUND IN CONCRETE CURB AT 70.80 FEET, NORTH 17 DEGREES 12 MINUTES 40 SECONDS EAST 8.91 FEET TO A 1/2 INCH REBAR FOUND, NORTH 72 DEGREES 04 MINUTES 21 SECONDS WEST 177.67 FEET TO A MAG NAIL FOUND IN CONCRETE WALK IN THE EASTERLY RIGHT OF WAY LINE OF OLD FOREST ROAD; THENCE ALONG SAID LINE ALONG A CURVE TO THE RIGHT HAVING A CENTRAL ANGLE OF 24 DEGREES 18 MINUTES 30 SECONDS, A LENGTH OF 347.40 FEET, A RADIUS OF 818.83, A CHORD OF 344.80 FEET AND A CHORD BEARING OF NORTH 04 DEGREES 42 MINUTES 16 SECONDS EAST TO THE POINT OF BEGINNING AND CONTAINING APPROXIMATELY 6.371 ACRES, MORE OR LESS.

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EXHIBIT “B”

1.	Deed of Lease dated August 9, 2012 between Assignor and The Fresh Market, Inc.

2.	Lease dated September 21, 2012 between Assignor and Petco Animal Supplies Stores, Inc.

3.	Deed of Lease dated January 25, 2013 between Assignor and MW of Lynchburg Lakeside LLC, d/b/a Mattress Warehouse.

4.	Deed of Lease dated December 27, 2012 between Assignor and Supercuts, Inc.; as amended by First Amendment to Deed of Lease between the same parties, dated February 26, 2013.

5.	Deed of Lease dated November 26, 2012 between Assignor and S. Buckner, Inc., d/b/a Jersey Mike’s Subs; as amended by First Amendment to Deed of Lease between the same parties, dated February 12, 2013.

6.	Deed of Lease dated April 29, 2013 between Assignor and Member One Federal Credit Union.

7.	Lease Agreement dated October 15, 2012 between Assignor and Blue Ridge Bread, Inc., d/b/a Panera Bread.

8.	Deed of Lease dated May 29, 2013 between Assignor and Zoe’s Virginia, LLC; as amended by First Amendment to Lease Agreement between the same parties, dated August 5, 2013; as further amended by Second Amendment to Lease Agreement between the same parties, dated December 12, 2013.

9.	Deed of Lease Agreement dated October 16, 2013 between Assignor and USCOC of Virginia RSA #3, Inc.

10.	Deed of Lease dated June 6, 2013 between Assignor and NVUS, LLC, d/b/a Massage Envy.

11.	Deed of Lease dated March 25, 2013 between Assignor and Virginia PCS Alliance, L.C., d/b/a nTelos Wireless.

12.	Deed of ATM Lease Agreement dated as of March 18, 2013 between Assignor and Central Virginia Federal Credit Union.

13.	Deed of Sign Location Lease between Assignor and The Lamar Companies, dated March 11, 2013.